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Exhibit 10.12

                      Schedule to Form of First Amended and
                            Restated Option Agreement

Project                      Company                   Lessor                 Type of Lessor Entity  Property
Akron, Ohio                  Elder Care Operators of   Nationwide Health      A Maryland             Summit County, Ohio
                             Akron, LLC                Properties, Inc.       corporation

Bristol, Tennessee           Elder Care Operators of   Nationwide Health      A Maryland             Sullivan County,
                             Bristol, LLC              Properties, Inc.       corporation            Tennessee

Hilliard, Ohio               Elder Care Operators of   Nationwide Health      A Maryland             Franklin County, Ohio
                             Hilliard, LLC             Properties, Inc.       corporation

Lakemont Farms,              Elder Care Operators of   MLD Delaware Trust     A Delaware Business    Allegheny County,
Pennsylvania                 Lakemont Farms, LLC                              Trust                  Pennsylvania

Murfreesboro, Tennessee      Elder Care Operators of   Nationwide Health      A Maryland             Rutherford County,
                             Murfreesboro              Properties, Inc.       corporation            Tennessee

York, Pennsylvania           Elder Care Operators of   MLD Delaware Trust     A Delaware Business    York County,
                             York, LLC                                        Trust                  Pennsylvania




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
Project                         Management Firm
Akron, Ohio                     Balanced Care at Akron, Inc.

Bristol, Tennessee              Balanced Care at Bristol,
                                Inc.

Hilliard, Ohio                  Balanced Care at Hilliard,
                                Inc.

Lakemont Farms, Pennsylvania    Balanced Care at Lakemont
                                Farms, Inc.

Murfreesboro, Tennessee         Balanced Care at
                                Murfreesboro, Inc.

York, Pennsylvania              Balanced Care at York, Inc.




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